BRANDYWINE BLUE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
QUARTERLY REPORT
JUNE 30, 1997

DEAR FELLOW SHAREHOLDERS:

You hit a new all time high, June 19, of $30.20. On that day each one of you was in plus territory. We also are pleased that your fund experienced a 14.4 percent gain this quarter with net inflows of $29 million.

After a minor 1.5 percent backtracking in the March quarter, Brandywine Blue's six month return of 12.7 percent outdistanced the Nasdaq Industrials' return of
6.6 percent and handily beat the Investor's Business Daily Mutual Fund Index gain of 6.8 percent.

The S&P 500, however, was stronger than indices of the dynamic companies which characterize your portfolio, up 17.4 percent this past quarter, beating more than 90 percent of all equity funds.

The S&P 500 index of America's largest companies gives larger companies within that index more impact on its performance. For example, the 25 largest companies -- only 5 percent of the stocks in the index -- account for over 33 percent of the return!

The second quarter of 1992 your fund lagged the S&P 500 by 6 percent for the quarter. But then in the fourth quarter of 1992, your Fund outperformed the S&P
                         ------
500 by more than 11 PERCENTAGE POINTS AND FOR THE YEAR OUTPERFORMED BY 6 PERCENTAGE POINTS.

We're grateful that in the last five years your Fund grew 198 percent vs. the S&P 500's gain of 147 percent and the Nasdaq Industrials' growth of 97 percent.

MOST RECENT FIVE YEARS

     NASDAQ IND.         96.6%
     IBD*<F1>           103.7%
     S&P MIDCAP         104.9%
     LIPPER GROWTH*<F1> 121.1%
     S&P 500*<F1>       146.5%
     YOUR FUND*<F1>     198.4%

*<F1>TOTAL RETURN
IBD = INVESTOR'S BUSINESS DAILY MUTUAL FUND INDEX

Your five year annualized return of 24.4 percent compares to 20 percent for the S&P 500 and the Nasdaq Industrials' 15 percent.

Your Fund beat the S&P 500 in 11 out of the 20 quarters in the last five years but outperformed the S&P by over 51 PERCENT in that period. It outperformed the Nasdaq Industrials in 14 of the last 20 quarters or 70 percent of the time.

Since the day Brandywine Blue Fund was launched in 1991, your research team has employed the time-tested philosophy of investing in companies with dynamic earnings, high rates of profitability and sound balance sheets. These dynamic, growing companies typically comprise indices other than the S&P 500.

Your Fund gained over 24 percent the last twelve months despite the Nasdaq Industrials' meager 6.5 percent gain! The 28 percentage point spread between the Nasdaq Industrials and the S&P 500's 35 percent gain is the largest seen in years, underscoring the challenges your researchers face while investing in companies that fit your Fund's strategy.

Currently, the companies you hold are experiencing an average yearly earnings growth rate of 48 percent, more than three times greater than the expected growth rate of the S&P 500's companies as measured by William O'Neil.

COMPANY GROWTH

AVERAGE INCREASE
LATEST 12 MOS. EARNINGS

YOUR COMPANIES 48%
S&P 500        14%

AVERAGE INCREASE
LATEST QUARTERLY EARNINGS

YOUR COMPANIES 52%
S&P 500        17%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. JUNE 27, 1997.

You own these companies at a very attractive level of only 16 times 1998's earnings estimates, which is roughly equal to the valuation level of the S&P 500.

The assets that started the fund on January 10, 1991, have grown 279 percent, 23 percent per year, outdistancing all the major indices -- even the S&P 500's 235 percent rise. The Nasdaq Industrials climbed 200 percent, and the IBD Mutual Fund Index was up just 137 percent during the period.

SINCE INCEPTION
JANUARY 10, 1991

     IBD*<F2>           136.7%
     NASDAQ IND.        200.4%
     LIPPER GROWTH*<F2> 202.0%
     S&P 500*<F2>       234.7%
     YOUR FUND*<F2>     279.3%

*<F2>TOTAL RETURN

Friess family and teammates have more than $15 million invested with you. All of my equity investments are in the Brandywine Funds.

We awake every day knowing that it's what we do for you tomorrow that counts. We want to enjoy with you new all-time highs in your Fund.

One of your current biggest gainers is Dell Computer, picked by researcher David Harrington, producing gains of nearly $5 million for you this quarter alone. David also teamed up with consultant Hank Bannister to purchase 3Com Corp., already providing you $2 million in gains. Jackson-based researcher Andy Graves selected Tellabs, adding $2.5 million to your portfolio.

You'll notice that many of your big gainers for the quarter are in the technology area. While seasonal trends and product transitions like Intel's move from Pentium to Pentium with MMX and Pentium II may cause occasional pauses in growth, your research team continues to find dynamic companies in a broad array of technology sectors.

Phoenix-based Diane Hakala found BMC Software yielding gains of just over $2 million. Researcher Jon Fenn's recommendation of Compware Corp. grew 47 percent while his MasTec, Inc. pick appreciated 70 percent this quarter alone.

Technology was not the only good performer in the quarter. In fact, the current economic environment of slow growth with low inflation drove stock prices higher in almost all industry groups. Since the Federal Reserve Board increased the discount rate back in March, the yield on the 30-year Treasury Bond fell through the 7 percent level and it currently yields 6.7 percent. Both stock and bond investors win!

Researcher Clarke Adams' pick of Corning, Inc., benefiting from optic fiber production, provided your Fund with profits of $1.3 million and medical company STERIS Corp., recommended by John Ragard produced gains of just over $2 million.

As you can see, the contributions to your performance are spread across your research team. Thanks to those mentioned and to the rest of the team whose number one priority is the growth of your assets These are the practitioners of our investment credo "Never Invest in the Stock Market, Invest in Individual Stocks."

Special thanks to Bill D'Alonzo who was kind enough to write our mid-quarter letter while Lynn and I were visiting Stig Ramel, President of the Nobel Foundation from 1972 to 1992 and Brandywine Fund director, who was celebrating his 70th birthday in Sweden.Thanks for the many letters expressing gratitude for explaining our efforts to use the Fund's commission dollars prudently and in the best interests of you, the shareholder.

The upcoming 4th of July celebration reminds us of those traditions established by our Founding Fathers. We are honored to have the opportunity to be part of helping you realize the "American Dream" which they were seeking when forming this great nation more than 200 years ago. Thank you for allowing us to serve you.

Happy Summer!

God Bless!


/s/ Foster Friess

Foster Friess
President
July 1, 1997

FELLOW SHAREHOLDER . . .

A predominant notion among many people is that science and religion do not mesh.

Meet John Marks Templeton, a shareholder in your sister Brandywine Fund, who more than two decades ago realized the importance of recognizing those individuals who exhibited frontier thinking in religion by linking it with scientific thought, and established the Templeton Prize for Progress in Religion, an annual award worth more than $1 million. Past recipients include Mother Teresa, Chief Rabbi of Great Britain, Lord Jakokbovits, Billy Graham, and author Aleksandr Solzhenisyn.

The success of this Prize encouraged Templeton to form the John Templeton Foundation which seeks to explore and encourage the connection between sciences and all religions. The Foundation lends resources to leaders who are striving for spiritual and scientific progress by funding more than 40 programs focused in three areas: Science and Religion; Spirituality and Health; and Education.

The Templeton Foundation awards a $10,000 prize to as many as 100 colleges, universities, and schools of theology around the world which develop and offer the best courses in science and religion. Also awarded every year is a $10,000 prize to five U.S. medical schools that offer courses examining the valuable, but often overlooked, role of faith and spirituality in patient care.

Every year approximately 100 U.S. colleges and universities are recognized for their creative attempts to promote character development among their students. A guide distributed to high school guidance counselors helps students in the difficult college selection process.

The Honor Rolls for Education in a Free Society are published bi-annually to highlight professors, programs, and departments from various colleges and universities which encourage a greater appreciation of the importance of our nation's free enterprise system. The honorees are excellent examples of how political freedom, a market economy, and moral principles enter into sustaining a free society.

An investment management guru himself (The Templeton Growth Fund and Templeton World Fund), John understands the importance of free enterprise!

Recognized for his extensive philanthropic efforts, Sir John was knighted by Britain's Queen Elizabeth in 1987. The Royal Society for the Encouragement of Arts, Manufacture, and Science awarded him the Benjamin Franklin Medal to honor his work in furthering Anglo-American understanding. He has also received many awards from the financial community over the years.

We are honored to apply our investment strategy for the benefit of The John Templeton Foundation. Knowing that our management of a portion of its assets enables its important work to continue makes our job rewarding.
-Rebecca Buswell

A VERY BIG THANK YOU . . .

to all the folks at Cann Printing, particularly those who burned the midnight oil, for their very impressive efforts to get this report in the mail to you within 24 hours of quarter end! The excellence for which we strive could never be achieved without the support of so many people outside the firm like the hard-hitting team at Cann. Thanks!
Rebecca Buswell, Editor

HIGHLIGHTS...

COMMUNICATIONS

Outsourcing is a popular trend in many businesses, especially cable and telephone companies. Instead of installing the fiber cabling themselves, they turn to a company like MASTEC, which provides this service at low cost with fast delivery.

Most cable and phone companies seek to increase their fiber infrastructure, and your company benefits as it is one of only two companies that can offer this installation service throughout the U.S. MasTec also recently completed a deal with Telebras, the phone company of Brazil.

In a conversation with CFO Ed Johnson last month, we learned that fueling demand even further is the movement by many cable companies to start providing phone service via their existing cable lines.

Earnings more than doubled in the March quarter, from $.15 to $.36 on revenues of $130 million, a 108 percent jump from $63 million last year.

Purchased for you in December, your shares are worth 55 percent more at $47.

FINANCIAL/BUSINESS SERVICES

You can lease a car, you can lease a house, and, through COMDISCO, you can even lease anything from computer equipment to medical equipment to semiconductor test equipment. The "Switzerland" to leasing, Comdisco is neutral to any type of manufacturer and able to provide its customers with the best products to meet their needs.

Many Fortune 500 companies, such as Caterpillar, Pennzoil, and the Chicago Board of Trade, need the most recent, most advanced technology, but the high rate at which the newest and most up-to-date systems are being introduced makes it increasingly difficult for these companies to keep abreast of changes. They look to Comdisco to help them integrate and stay on top of the latest technological advances.

These companies also want their services "bundled," a positive for Comdisco according to John Vosky, CFO. Unlike many of its competitors, Comdisco not only offers the products to be leased, like computer terminals, monitors, and mainframes, but it also offers information technology services, including network management, inventory, and emergency tech support.

Earnings were $.39 in the March quarter, up 18 percent from the $.33 reported last year.

Up 36 percent since purchase in September at $19, your shares sell at $26 today.

HEALTHCARE

SHARED MEDICAL SYSTEMS creates information solutions for the health industry designed to help hospitals, physician groups, and other health care providers improve quality of care and financial performance in an increasingly regulated environment.

Your company provides a comprehensive line including clinical, financial, administrative, patient management, and physician information systems to 1800 hospitals in the U.S. and 900 hospitals internationally. These systems are created with the help of information technology leaders like AT&T, Hewlett-Packard, IBM, and Microsoft.

Hospitals have large investments in new equipment and technologies to augment service quality and reduce care costs which require increased usage of Shared Medical's software and services. One such system, Novius.Ihn, was successfully installed at two Shared Medical customer sites in New Jersey and North Carolina, according to Treasurer, Terrence Kyle.

Last quarter, revenues climbed 23 percent to $210 million from $170 million last year, fueling earnings growth of 24 percent -- $.56 versus $.45.

Trading today at $54, your shares already rose 37 percent since purchase in April at $40.

SPECIALTY RETAILING

The superstore concept has caught on in nearly all of retail, from computers to clothing to office supplies. BORDERS GROUP is part of this superstore craze with its mammoth bookstores in all 50 states averaging 30,000 square feet apiece.

Offering a huge selection of books, videos, music, multimedia products and software as well as a coffee cafe, customers flock to Borders making it the #2 bookstore operator in the U.S. Your company also operates Waldenbooks, the nation's #1 mall-based bookstore chain, and Planet Music.

Robert Di Romulado, Chief Executive Officer, explained that 40 additional new stores are on track for 1997, and that later this year, Borders will begin its strategy to tap the on-line marketplace and roll out its Internet product offering.

Better-than-expected same store sales at both Waldenbooks and Borders fuel your company's growth. The year ended January 1997 saw earnings jump 55 percent to $.73 from $.47 on revenues of nearly $2 billion.

Purchased in November at $18, your shares have appreciated 34 percent to $24.

BILL . . .

In his 16th year at Friess Associates, your senior research team leader Bill D'Alonzo recognizes the difference between a successful company and a mediocre one. Bill's guidance to his team on such picks as Dell Computer, and Interstate Hotels has created gains of more than $6 million for you this year.

"When Bill makes a buy decision, we'll eagerly give up a stock to make room for the new, more dynamic company he's choosing," says fellow researcher Mark Lapolla. "Our pigs-to-the-trough sell discipline works perfectly with Bill because he's always finding that better, more exciting stock for our shareholders."

Bill focuses on the individual aspects of a company's business by first going through each line of its profit and loss statement in a thorough interview with management. He then determines if it fits our strategy of accelerating growth and earnings surprises.

After receiving a degree in Business Management, Bill spent two years as a researcher at the Bank of Delaware Trust Department gaining knowledge about the general workings of the stock market. After joining Friess in 1981, Bill went on to earn an MBA in Finance in 1984 from Widener University.

As a team leader, Bill is responsible for not only the stocks he selects, but also for overseeing the choices of his team. "We're on the front lines of the investment process, with the direct responsibility of our shareholders' success at stake."

Bill and his wife of 17 years, Sarah, and their two children, Susan and Nick, enjoy traveling, playing tennis and golf, and spending time at the beach. Bill is also an expert hunter and often takes Nick along on some of his excursions. -Rebecca Buswell

SUSAN . . .

In 1978, when Friess Associates had $18 million under management and consisted of just Foster and Lynn, Susan Morgan came on board, which makes her the longest tenured employee (but not the "oldest," as Foster sometimes introduces her). She has seen the trading operation grow from using one Quotron -- which displayed only 10 stocks on the screen at a time -- to today's four-terminal system which uses both Bridge and Bloomberg, allowing instantaneous access to all aspects of the market.

At the outset, Susan served as receptionist, writer, accountant, and office manager in addition to making trades. Today, her sole responsibility is in trading where she works with the other six traders to ensure the purchases and sales recommended by your research team are executed in a timely manner.

Senior researcher Bill D'Alonzo praises Susan's expert ability. "Having been at Friess Associates longer than anyone else, Susan knows our clients well and understands our operations procedures created to meet their needs. This broad background and long-time focus on our culture give her a unique perspective in trading. Her contribution makes possible the growth our fellow shareholders have enjoyed."

Seeing the company grow from the original three people to the current 60-member team, Susan reflects on the importance of having just the right group in place to handle our growth to $12 billion under management.

"The most incredible aspect of this growth to me," says Susan, "is that Foster has collected such a cohesive, compatible group of people of varying ages, backgrounds, and interests, who are dedicated to the original investment principles he established more than two decades ago. Working with this 60-member team to grow the assets entrusted to us is a privilege."

Susan's favorite after-hour activity is bicycling. She's pedaled her way through France, Italy, Costa Rica, England, and New Zealand, as well as here in the Brandywine Valley. "Biking allows you to see a small part of a country in much more detail than driving allows, and I'm thrilled to have had the opportunity to see so many wonderful places 'up close.' "
-Rebecca Buswell

All of us at Friess Associates were saddened to learn of the tragic helicopter accident that claimed the life of Larry Inlow, Executive Vice President, Secretary and General Counsel of Conseco, Inc.

We want to take this opportunity to pay tribute to Larry for all the fine work he contributed to Conseco during his years there and to express our condolences to the many people who will miss him. While we did not know Larry personally, we have come to know how much he meant to those he worked with and how he brightened their professional lives and provided for them an example of how to live life to the fullest and be a success both at work and at home.

There are many people like Larry at all of the companies in which we invest for whom we are very grateful. It is their efforts every day that help create the gains which our shareholders enjoy.

We extend our deepest sympathy to Larry's family, friends and to everyone at Conseco along with our sincere appreciation for Larry's role in making Conseco such a successful company.

JOHN . . .

With nearly 20 years experience in the investment business, John Ragard brings to your research team a solid understanding and keen eye for the kinds of stocks in which we invest.

His varied background -- he served as an investment officer for the University of Rochester, an analyst for the General Electric Company Pension Fund, and a venture capital investment specialist -- enables John to see a company from many perspectives and to grasp the big picture, which is so essential to the Friess Associates generalist approach to investing.

"As generalists," explains John, "we investigate each potential investment as if we were planning to purchase the entire company. If researchers specialized in a given area, they would likely be looking for isolated factors rather than seeing the nuances of a company gleaned from its competitors, suppliers, customers and distributors that are so valuable in making a decision to buy."

Some large gainers selected by John are Western Digital, Noble Drilling, and US Airways. So far this year, these companies brought in $8.5 million for you.

Married for 17 years to Terri, the Ragards have three children, Becky, Andrew and Stephen ages 15, 13 and 8. His favorite activity is spending time with his family coaching the kids' teams, traveling, and camping. John also likes to read and garden.

Trader Ryan Smith relates how valuable John's vast experience is. "The intensity of his research is unmatched. I'm confident that my family's assets, and those of all our clients and shareholders, are in good and capable hands with John."

John enjoys tracking down a fresh, new stock idea to replace one that might be running out of gas, and says, "I am honored to have the chance to put that company to work for the benefit of our fellow shareholders. Our responsibility to you is our number one objective and being on the firing line every day for that purpose makes the work we do meaningful."
-Rebecca Buswell

LYNDA . . .

If shareholders in Brandywine or Brandywine Blue Fund need special attention, they know they can turn to Lynda Campbell. Having joined our team in 1985, Lynda knows your Fund inside and out, serving as Fund Administrator and Secretary since its inception.

Chris Long, a member of your Friess management team, says, "Lynda's focus on providing excellent service to each shareholder provides firm-wide leadership as we follow her example of continually seeking new ways to add value to all we do for our shareholders."

A contact at Lipper Analytical applauds Lynda and writes, "Recently we advised a family investment company to purchase Brandywine Fund. The family's business manager called me and sung the praises of your service organization. This followed a very frustrating week for him dealing with several other fund complexes who couldn't get anything right." This letter was written in 1987, when Lynda was the ENTIRE service organization for your sister Fund!

With the Brandywine Fund's shareholder base numbering more than 45,000, Lynda works closely with all the representatives at Firstar Trust Company to ensure
they provide top-notch service to each shareholder who calls.   Lynda travels to
Wisconsin every few months to meet with the reps and answer any questions they may have as well as continuing to familiarize them with our investment approach.

"Interacting with shareholders is the most enjoyable aspect of my position here. I appreciate the chance to build on long-time relationships and reiterate the principles of our strategy to help them feel confident in our number one goal of growing the assets they've entrusted to us."

Out of the office, Lynda and her husband, Doug, work fervently on remodeling the home they purchased four years ago. Visiting with her children, Grier and Carey, and her two young grandchildren, Patrick, 3 and Caroline, 3 months, is also at the top of Lynda's list. Keeping close track of their progress, Lynda says, is a most challenging yet rewarding role!
-Rebecca Buswell

CAPITAL GAINS UPDATE . . .
The October distribution is approaching, and we want to give you the most recent estimates of what we're anticipating. As of 6/26/97, the net realized capital
                        ------------         -------          --------
gains were:

$1.86 in long term capital gains
 1.12 in short term capital gains (treated as ordinary income)
-----
$2.98 total potential distribution per share

There remain unrealized gains of $4.45 and unrealized losses of $.18 as of
             --
6/26/97.
-------

If you have a taxable account, you will have to pay income tax next April on this distribution, but you will not have to pay a gain on this same amount when your shares are eventually redeemed as the value of your existing shares will be reduced by the per share amount of the distribution.

For example, if shares purchased at $20 become worth $30, you have a potential taxable gain of $10 per share. However, if a $3.00 distribution is made, the share value will drop to $27, leaving only $7 instead of $10 as the potential future capital gain.

ALL IS NOT ROSES . . .

Like every quarter, there were a handful of stocks which lagged the top performers. Five stocks gave up more than $750,000 each. Advanced Micro Devices was your biggest retracer at $1.3 million but still remains in your portfolio with a $700,000 gain since initial purchase in January.

Compaq Computer and Andrew Corp. lost $1 million apiece while Russell Corp. dropped $980,000 and Diebold, Inc. fell back $865,000. All but Compaq were sold.

Your best dollar performer this quarter was Dell Computer with $4.7 million in gains, ALONE making up for what your top FOUR backtrackers lost. Other solid picks for you during the quarter were Tellabs with $2.5 million, Compuware Corp. with $2.2 million, and Warner Lambert Co., BMC Software, and STERIS Corp. with $2 million each.

3Com Corp brought you $1.8 million and Symantec Corp., TJX Companies, and Scientific-Atlanta individually contributed gains of $1.6 million.There were 33 companies that exceeded the $750,000 mark.

GROWING YOUR FUND . . .

In each quarterly report, we highlight an employee at one of the companies in which we invest so you can learn about those folks who are really responsible for creating the gains you enjoy. We'd like you to meet Ivory Carson of the Polaroid Corporation.

Ivory is a General Supervisor at a Polaroid manufacturing site in Waltham, Massachusetts. He is responsible for a department of 125 people who assemble all the components in film packs.

Making film packs is challenging work because it involves a complex series of steps. Each pack has 30 components which must be assembled to close tolerances. Every detail matters in the final product.

A West Point graduate, Ivory sees his ten years in the Army as good training for his present job. Manufacturing is result-oriented and detail-oriented. In the military, everything is about results and paying attention to details.

Additionally, the military and manufacturing both involve working with many people. This interaction suits Ivory, whose greatest job satisfaction comes from being able to tell a worker he is doing a good job.

In his ten years at Polaroid, Ivory has worked in several areas including industrial cameras, technical films, and now consumer films. This allows him to better understand the entire company. Looking to the future, Ivory points to Polaroid's exciting developments in computer-based digital imaging films which are revolutionizing photography.

Married, with four teenagers at home, Ivory still finds time to mentor college-bound students through the Y's College Path program.

Polaroid has given Ivory the opportunity to be a high school track coach, letting him fit coaching into a long work day which can run from 6 AM to 10 PM. A high-energy guy, Ivory says, "I really enjoy the challenge. And, you can see the results!"

Since purchase just in April, Polaroid has generated gains of $860,000. -Margaret Barton

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 1997
                                  (Unaudited)

                                                                   QUOTED
    SHARES OR                                                      MARKET
 PRINCIPAL AMOUNT                                COST             VALUE (B)<F4>
 ----------------                                ----             ----------

COMMON STOCKS - 99.0% (A)<F3>

            APPAREL & SHOES - 4.5%
    19,300  Gucci Group, N.V.                  $1,224,778          $1,242,437
    80,000  Intimate Brands, Inc.               1,461,273           1,680,000
   115,800  Jones Apparel Group, Inc.           2,248,901           5,529,450
   172,200  Liz Claiborne, Inc.                 5,338,260           8,028,825
    58,000  Polo Ralph Lauren Corporation       1,837,265           1,587,750
    25,000  Tommy Hilfiger Corp.                1,078,703           1,004,700
    75,000  The Warnaco Group, Inc.             2,109,235           2,390,625
                                            -------------       -------------
                                               15,298,415          21,463,787

            THIS SECTOR IS 40.3% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.3%
    40,000  Federal-Mogul Corp.                 1,140,125           1,400,000

            THIS SECTOR IS 22.8% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 6.6%
   104,500  Bell Atlantic Corp.                 7,554,891           7,928,937
    40,000  Boston Technology, Inc.             1,032,412           1,182,520
    27,600  Cincinnati Bell Inc.                  882,279             869,400
   114,300  ECI Telecom Ltd.                    2,719,352           3,400,425
     9,750  MasTec, Inc.                          298,187             461,302
    20,000  NYNEX Corp.                         1,179,450           1,152,500
   176,500  Octel Communications Corp.          3,875,963           4,136,807
   237,300  Scientific-Atlanta, Inc.            4,352,181           5,190,937
   121,900  Tellabs, Inc.                       2,856,743           6,811,163
                                            -------------       -------------
                                               24,751,458          31,133,991

            THIS SECTOR IS 25.8% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 7.6%
   120,000  Compaq Computer Corp.              12,792,632          11,910,000
    64,800  Dell Computer Corp.                 3,378,548           7,609,982
   349,700  EMC Corp. (Mass.)                  10,749,809          13,638,300
    89,800  Quantum Corp.                       1,725,115           1,829,675
    16,200  Stratus Computer, Inc.                697,543             810,000
                                            -------------       -------------
                                               29,343,647          35,797,957

            THIS SECTOR IS 22.0% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 4.7%
   140,000  Family Dollar Stores, Inc.          3,077,410           3,815,000
   362,200  Federated Department Stores, Inc.  11,799,706          12,586,450
    26,800  Fred Meyer, Inc.                    1,195,781           1,385,238
    95,000  Nordstrom, Inc.                     4,378,768           4,660,985
                                            -------------       -------------
                                               20,451,665          22,447,673

            THIS SECTOR IS 9.8% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 1.2%
   103,200  Kent Electronics Corp.              3,323,633           3,786,202
    15,000  McKesson Corp.                      1,102,683           1,162,500
    25,000  Tech Data Corp.                       736,980             785,950
                                            -------------       -------------
                                                5,163,296           5,734,652

            THIS SECTOR IS 11.1% ABOVE YOUR FUND'S COST.

            ELECTRICAL EQUIPMENT MANUFACTURERS - 0.3%
    25,800  Precision Castparts Corp.           1,296,273           1,538,325

            THIS SECTOR IS 18.7% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 4.6%
    65,200  AVX Corp.                           1,445,655           1,760,400
    85,000  KEMET Corp.                         2,208,121           2,114,375
    18,900  Microchip Technology Inc.             612,995             562,275
    90,000  SCI Systems, Inc.                   3,565,625           5,737,500
    75,000  Tektronix, Inc.                     3,719,529           4,500,000
    75,000  Teradyne, Inc.                      3,238,654           2,943,750
   114,200  Waters Corp.                        3,743,405           4,096,925
                                            -------------       -------------
                                               18,533,984          21,715,225

            THIS SECTOR IS 17.2% ABOVE YOUR FUND'S COST.

            FABRIC/TEXTILES - 1.1%
    50,000  Unifi, Inc.                         1,596,750           1,868,750
    81,000  WestPoint Stevens Inc.              2,709,329           3,169,125
                                            -------------       -------------
                                                4,306,079           5,037,875

            THIS SECTOR IS 17.0% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 4.4%
    39,750  Comdisco, Inc.                        758,664           1,033,500
   323,000  Conseco, Inc.                       9,102,531          11,951,000
     4,000  FIRSTPLUS Financial Group, Inc.       132,000             136,000
    36,000  FIserv, Inc.                        1,397,048           1,606,500
    44,000  Household International, Inc.       4,961,736           5,167,272
    27,800  Nationwide Financial Services Inc.    745,624             738,451
                                            -------------       -------------
                                               17,097,603          20,632,723

            THIS SECTOR IS 20.7% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 2.5%
   150,000  Beverly Enterprises, Inc.           2,227,515           2,437,500
    36,600  HBO & Co.                           2,136,433           2,520,825
    25,000  Integrated Health Services, Inc.      926,497             962,500
    45,000  Renal Treatment Centers, Inc.       1,055,723           1,209,375
    86,000  Shared Medical Systems Corp.        3,397,749           4,644,000
                                            -------------       -------------
                                                9,743,917          11,774,200

            THIS SECTOR IS 20.8% ABOVE YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 0.2%
    25,000  Samsonite Corp.                     1,050,000           1,103,125

            THIS SECTOR IS 5.1% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 2.2%
    70,000  Callaway Golf Co.                   2,201,172           2,485,000
    28,000  Interstate Hotels Company             647,928             824,264
    70,700  La Quinta Inns, Inc.                1,533,026           1,546,563
    85,100  Polaroid Corp.                      3,862,861           4,723,050
    50,000  Prime Hospitality Corp.               835,802             987,500
                                            -------------       -------------
                                                9,080,789          10,566,377

            THIS SECTOR IS 16.4% ABOVE YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 2.9%
    50,000  AGCO Corp.                          1,425,000           1,796,900
   105,000  Carpenter Technology Corp.          4,509,100           4,803,750
    80,000  Cincinnati Milacron Inc.            2,010,596           2,075,040
   256,300  Coltec Industries Inc.              4,825,539           4,997,850
                                            -------------       -------------
                                               12,770,235          13,673,540

            THIS SECTOR IS 7.1% ABOVE YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SERVICES - 2.8%
    89,100  AmeriSource Health Corp.            3,989,821           4,443,862
    50,000  Sofamor/Danek Group, Inc.           2,302,535           2,287,500
   140,600  STERIS  Corp.                       3,897,672           5,254,925
    36,100  Sybron International Corp.          1,015,768           1,439,488
                                            -------------       -------------
                                               11,205,796          13,425,775

            THIS SECTOR IS 19.8% ABOVE YOUR FUND'S COST.

            NETWORKING - 5.9%
   327,950  3Com Corp.                         12,933,686          14,757,750
   240,000  Bay Networks, Inc.                  5,960,805           6,375,120
   100,500  Cisco Systems Inc.                  6,246,400           6,746,063
                                            -------------       -------------
                                               25,140,891          27,878,933

            THIS SECTOR IS 10.9% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 8.5%
   100,100  BJ Services Co.                     4,680,785           5,367,862
    70,000  Cooper Cameron Corp.                2,303,308           3,272,500
   139,800  J. Ray McDermott, S.A.              3,805,408           3,774,600
    26,000  Marine Drilling Companies, Inc.       477,667             510,250
   125,000  McDermott International, Inc.       3,248,207           3,648,500
   211,800  Nabors Industries, Inc.             4,517,617           5,295,000
    30,200  Noble Drilling Corp.                  424,612             681,403
    65,000  Nuevo Energy Co.                    2,501,125           2,665,000
   155,000  Rowan Companies, Inc.               2,594,130           4,369,140
   100,600  Santa Fe International Corporation  2,867,100           3,420,400
    15,000  Transocean Offshore Inc.            1,076,580           1,089,375
    70,000  Varco International, Inc.           2,032,132           2,257,500
   131,400  Vintage Petroleum, Inc.             4,178,986           4,040,550
                                            -------------       -------------
                                               34,707,657          40,392,080

            THIS SECTOR IS 16.4% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 2.2%
    85,000  Warner-Lambert Co.                  8,492,493          10,561,250

            THIS SECTOR IS 24.4% ABOVE YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 5.7%
   225,600  Advanced Micro Devices, Inc.        6,916,819           8,121,600
    30,000  Cypress Semiconductor Corp.           434,550             435,000
    33,400  Hadco Corp.                         1,937,125           2,187,700
    63,500  International Rectifier Corp.       1,082,284           1,182,687
    25,000  Lattice Semiconductor Corp.         1,250,000           1,412,500
   320,000  National Semiconductor Corp.        7,658,064           9,800,000
    51,250  Vishay Intertechnology, Inc.        1,548,640           1,483,073
    90,000  VLSI Technology, Inc.               2,045,415           2,126,250
                                            -------------       -------------
                                               22,872,897          26,748,810

            THIS SECTOR IS 16.9% ABOVE YOUR FUND'S COST.

            SOFTWARE - 9.1%
   143,000  Autodesk, Inc.                      4,819,857           5,478,759
   215,000  BMC Software, Inc.                  9,991,345          11,905,625
    80,000  Compuware Corp.                     1,420,627           3,820,000
   156,300  Electronic Arts Inc.                4,161,746           5,255,588
   137,200  Electronics for Imaging, Inc.       5,128,408           6,482,700
   124,100  Sterling Software, Inc.             3,767,772           3,878,125
   309,400  Symantec Corp.                      5,044,976           6,033,300
                                            -------------       -------------
                                               34,334,731          42,854,097

            THIS SECTOR IS 24.8% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 8.1%
   190,000  Borders Group, Inc.                 3,414,357           4,583,750
   250,700  Claire's Stores, Inc.               3,985,356           4,387,250
   236,300  CompUSA Inc.                        4,738,706           5,080,450
    20,000  Costco Companies, Inc.                544,656             657,500
    30,000  Mac Frugal's Bargains o
              Close-outs Inc.                     638,994             817,500
    10,000  Payless ShoeSource, Inc.              298,067             546,880
   130,500  Rite Aid Corp.                      5,835,802           6,508,688
    90,000  Ross Stores, Inc.                   2,111,026           2,941,920
    81,400  Staples, Inc.                       1,799,705           1,892,550
    49,300  Tiffany & Co.                       1,721,751           2,277,068
   320,400  TJX Companies, Inc.                 4,900,741           8,450,550
                                            -------------       -------------
                                               29,989,161          38,144,106

            THIS SECTOR IS 27.2% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 6.2%
    38,300  America West Holdings                 570,643             555,350
   170,000  Caliber System, Inc.                5,972,049           6,332,500
   142,000  CNF Transportation, Inc.            3,985,320           4,579,500
    85,000  Comair Holdings, Inc.               1,858,500           2,353,480
    70,000  Gulfstream Aerospace Corp.          2,020,478           2,065,000
    25,000  Hertz Corp.                           727,690             900,000
   211,900  Southwest Airlines Co.              4,925,960           5,482,913
   194,900  US Airways Group, Inc.              5,516,462           6,821,500
                                            -------------       -------------
                                               25,577,102          29,090,243

            THIS SECTOR IS 13.7% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 7.4%
   159,300  The B.F. Goodrich Company           6,807,894           6,899,761
   174,200  Corning Inc.                        8,361,413           9,689,875
   302,000  The Dial Corp.                      4,407,766           4,718,750
   110,000  The Lubrizol Corp.                  4,166,915           4,613,180
   164,000  Ogden Corp.                         3,412,513           3,567,000
   250,000  Philip Services Corp.               3,898,730           3,968,750
    75,000  RPM, INC.                           1,268,587           1,378,125
                                            -------------       -------------
                                               32,323,818          34,835,441

            THIS SECTOR IS 7.8% ABOVE YOUR FUND'S COST.

            TOTAL COMMON STOCKS               394,672,032         467,950,185

SHORT-TERM INVESTMENTS - 1.0% (A) <F3>
            COMMERCIAL PAPER - 0.6%
$3,000,000  Household Finance Corp.,            3,000,000           3,000,000
            due 07/01/97, discount of 6.20%

            VARIABLE RATE DEMAND NOTES - 0.4%
 1,846,520  Wisconsin Electric Power Company    1,846,520           1,846,520
                                            -------------       -------------
            Total short-term investments        4,846,520           4,846,520
                                            -------------       -------------
            Total investments                $399,518,552         472,796,705
                                            =============
            Cash and receivables, less
            liabilities 0.0% (a)<F3>                                  157,666
                                                                 ------------
              NET ASSETS                                         $472,954,371
                                                                 ============
            Net Asset Value Per Share
            ($0.01 par value 100,000,000
            shares authorized), offering
            and redemption price
            ($472,954,371 / 15,852,219
            shares outstanding)                                        $29.84
                                                                       ======
(a)<F3>Percentages for the various classifications relate to net assets.
(b)<F4>Each security, excluding short-term investments, is valued at the last sales pricem reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

TOP TEN . . .

Purchases of 3Com Corp., Bay Networks, and Cisco Systems brought Networking back this quarter as your seventh largest industry group with 5.9 percent. Together, these companies have already brought you nearly $3 million.

Computers & Related was pared back to 7.6 percent, dropping to number four from the top spot in March. Adaptec and Western Digital were sold completely along with a large portion of your Dell position, nailing down profits of more than $6 million.

Software is your number one category, even though it dropped slightly from 9.7 percent to 9.1 percent. Sales in Cognos Corp., Sterling Commerce and half of your Compuware Corp. shares yielded more than $2 million.

Leaving your Top Ten this quarter were Apparel & Shoes, dropping from 8.1 in March to 4.5 today, Financial/Business Services which moved from 7.0 percent to
4.4 percent, and Healthcare, decreasing from 3.1 to 2.5 percent.

TOP TEN INDUSTRY GROUPS

     Software                       9.1%
     Oil/Gas Field Services         8.5%
     Specialty Retailing            8.1%
     Computers & Related            7.6%
     Communications                 6.6%
     Transportation & Related       6.2%
     Networking                     5.9%
     Semiconductors & Related       5.7%
     Department Stores              4.7%
     Electronics                    4.6%
     Cash                           1.0%
     All Others                    32.0%

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

(800) 656-3017   P.O. Box 4166, Greenville, DE 19807   bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell
Report Staff: Margaret Barton, Paul R. Robinson, Jennifer Weldon